                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     March 9, 1998
                                                     ----------------


                             SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


       0-23049                                          84-1131608
------------------------                      -------------------------------
(Commission File Number)                     IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

The Registrant filed a Form 8-K on March 24, 1998 concerning an acquisition of certain assets of Multisoft financial Systems Limited ("Multisoft"). This filing on Form 8-K/A includes the required pro forma financial information of the Registrant pursuant to Item 7(b) of Form 8-K. All capitalized terms have the same meanings as set forth in the previously filed Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

Please see financial statement pages indexed on Page F-1




SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:    May 22, 1998

         SVI Holdings, Inc.
           (Registrant)

         By:  /s/ David L. Reese
              ------------------
                  David L. Reese
                  Chief Financial Officer

                      INDEX TO FINANCIAL STATEMENTS

F-2      Introduction

F-3 Pro Forma Consolidated Statement of Operations for the year ended September 30, 1997

F-4 Pro Forma Consolidated Statement of Operations for the three months ended December 31, 1997

F-5      Pro Forma Consolidated Balance Sheet at December 31, 1997

                      SVI Holdings, Inc. and Subsidiaries

                                  Introduction

         The accompanying unaudited pro forma consolidated statement of operations for the year ended September 30, 1997 combines the consolidated operations of SVI Holdings, Inc. and its subsidiaries (collectively, the "Company") with (i) the operations of Chapman Computers (Pty) Ltd ("Chapman"), the assets of which were acquired by the Company on April 28, 1997, (ii) the operations of IBIS Systems Limited ("IBIS"), the stock of which was acquired by the Company on October 24, 1997, and (iii) the operations represented by certain assets of Multisoft Financial Systems Limited (the "Multisoft Assets") acquired by the Company on March 9, 1998, as if the respective acquisitions were completed as of the beginning of the fiscal year presented, using the purchase method of accounting and based upon the assumptions indicated on the notes to the statement.

         The accompanying unaudited pro forma consolidated statement of operations for the three months ended December 31, 1997 combines the consolidated operations of the Company with the operations represented by the Multisoft Assets as if the acquisition of such assets was completed as of the beginning of the three month period presented, using the purchase method of accounting and based upon the assumptions indicated on the notes to the statement.

         The accompanying unaudited pro forma consolidated balance sheet includes the balance sheet of the Company as of December 31, 1997, then assumes the acquisition of the Multisoft Assets as if such acquisition occurred at December 31, 1997.

         These statements are not necessarily indicative of future operations or the actual results that would have occured had the various acquisitions been consummated at the beginning of the periods indicated.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company and the notes to such statements, included in the Company's Form 10-KSB for the fiscal year ended September 30, 1997 and Form 10-QSB for the three months ended December 31, 1997, as well as the historical financial statements of Chapman and IBIS included in the Company's Form 8-K filed on August 11, 1997 and Form 8-K/A filed February 12, 1998, respectively.

                                        SVI Holdings, Inc. and Subsidiaries
                                           Pro Forma Consolidated Statement of Operations
                                        For the Year Ended September 30, 1997
                                                   (Unaudited)
                                            SVI Holdings      A                   Multisoft        Pro Forma   Pro Forma
                                         and Subsidiaries  Chapman       IBIS       Assets       Adjustments Consolidated

 Net Sales                                 $ 10,433,878  $ 699,426 $ 4,756,800 $ 5,469,981                  $ 21,360,085

 Cost Of Goods Sold                          3,036,660     219,501   1,850,038   1,474,830                    6,581,029
                                           ------------------------------------------------                 ------------

 Gross Profit                                7,397,218     479,925   2,906,762   3,995,151                   14,779,056

 Selling, General and Admin. Expenses        5,883,558     296,903   1,743,300   1,741,938  B   (1,177,638)   8,488,061
                                           ------------------------------------------------    ------------ ------------

 Profit / (loss) from operations             1,513,660     183,022   1,163,462   2,253,213      (1,177,638)   6,290,995

 Interest Income                                60,751                                                           60,751
 Interest Expense                             (103,398)       (553)     43,434                                  (60,517)
 Other Income                                        -      32,891      82,423                                  115,314


 Gain on disposal of Softline Limited Shares 3,973,755                       -              C    5,232,774    9,206,529

 Equity in Earnings of Softline Limited        627,550                       -              D     (627,550)           -

 Foreign Exchange Gain / Loss                 (120,455)                      -                                 (120,455)
                                           ------------------------------------------------    ------------ ------------

 Income before income tax                    5,951,863     215,360   1,289,319   2,253,213       3,427,586   15,492,617

 Income Taxes                                1,103,453                             743,970  E      511,591    2,359,014
                                           ------------------------------------------------    ------------ ------------

 Net Income                                $ 4,848,410   $ 215,360 $ 1,289,319 $ 1,509,243     $ 2,915,995  $13,133,603
                                           ================================================    ============ ============
 Earnings per share:
 Basic Earnings per share                  $      0.31                                                      $      0.47
                                           ============                                                     ============

 Diluted earnings per share                $      0.29                                                      $      0.45
                                           ============                                                     ============

 Shares Outstanding                         15,617,665                                      F   12,536,000   28,153,665
                                           ============                                                     ============
 Proforma Adjustments:

A Chapman was acquired at 4/1/97. For this proforma they are fully consolidated with SVI Holdings, Inc. for the period 4/1/97 to 9/30/97 and shown proforma for the period 10/1/96 to 3/31/97 in the Chapman column.

B  Amortization of Goodwill -  Multisoft Assets                        (249,265)
   Amortization of Goodwill -  IBIS                                    (234,204)
   Amortization of Software License Rights - Brilliant software        (460,472)
   Amortization of Software License Rights - IBIS                      (233,697)
                                                                    ------------
                                                                     (1,177,638)
                                                                    ============

C  Proceed from sale of Softline shares                               6,383,979
   Less:  investment in Softline shares                              (1,778,755)
   Add:  equity in earnings of Softline Limited                         627,550
                                                                    ------------
                                                                      5,232,774
                                                                    ============
D  Eliminate earnings Softline to reflect sale of shares                627,550
                                                                    ============
E  Income Tax Expense on Chapman and IBIS is estimated
   at 34% of pre-tax income as follows:
                                   Chapman                               73,222
                                      IBIS                              438,369
                                                                    ------------
                                                                        511,591
                                                                    ============
   Income tax expense for Multisoft Assets is based on estimated rate of 33%.

F  Shares issued for acquisition of IBIS                              5,000,000
   Shares issued for cash and technology rights                       7,536,000
                                                                    ------------
                                                                     12,536,000
                                                                    ============
No assumptions are made herein regarding debt reduction or interest income related to the proforma increase in cash.


                                        SVI Holdings, Inc. and Subsidiaries
                                          Pro Forma Consolidated Statement of Operations
                                   For the Three Months Ended December 31, 1997
                                                    (Unaudited)

                                                      B
                                                  SVI Holdings           Multisoft       Pro Forma   Pro Forma
                                               and Subsidiaries            Assets       Adjustments  Consolidated

 Net Sales                                      $ 10,016,343             $   967,491                  $ 10,983,834

 Cost Of Goods Sold                                5,100,118                 246,390                     5,346,508
                                                 ------------            ------------                 -------------

 Gross Profit                                      4,916,225                 721,101                     5,637,326

 Selling, General and Admin. Expenses              2,994,823                 287,455  A        58,551    3,340,829
                                                 ------------            ------------                 -------------

 Profit / (loss) from operations                   1,921,402                 433,646                     2,355,048

 Interest Income                                      86,557                                                86,557
 Interest Expense                                                                                                0
 Other Income                                         15,258                                                15,258


 Gain on disposal of Softline Limited Shares       4,018,407                                             4,018,407

 Equity in Earnings of Softline Limited                    -                                                     -

 Foreign Exchange Gain / Loss                        (32,782)                                              (32,782)
                                                 ------------            ------------                 -------------

 Income before income tax                          6,008,842                 433,646                     6,442,488

 Income Taxes                                      2,040,493                 142,906  C                  2,183,399
                                                 ------------            ------------                  ------------

 Net Income                                      $ 3,968,349             $   290,740                   $ 4,259,089
                                                 ============            ============                  ============

 Earnings per share:
 Basic Earnings per share                        $      0.14                                           $      0.15
                                                 ============                                          ============

 Diluted earnings per share                      $      0.13                                           $      0.14
                                                 ============                                          ============

 Shares Outstanding                               28,153,665                                            28,153,665
                                                 ============                                          ============

 Proforma Adjustments:


A  Amortization of Goodwill -  Multisoft Assets           58,551
                                                     ============

B  Includes Chapman Computers and IBIS on a fully consolidated basis.

C  Income tax expense for Multisoft Assets is based on an estimated rate of 33%.



No assumptions are made herein regarding debt reduction or interest income related to the pro forma increase in cash.



                                         SVI Holdings, Inc. and Subsidiaries
                                CONSOLIDATED PROFORMA BALANCE SHEET AT December 31, 1997
                                                     (Unaudited)

                                                      SVI Holdings             Multisoft         Pro Forma    Pro Forma
                                                    and Subsidiaries            Assets          Adjustments  Consolidated
 ASSETS
 Current Assets
      Pledged certificates of deposit                           -                                                      -
      Cash                                             17,992,828                            B   (4,985,295)  13,007,533
      Accounts receivable                               1,979,301                                              1,979,301
      Inventories                                         311,096                                                311,096
      Prepaid expenses and other current assets           538,874                                                538,874
                                                     -------------             -------------                -------------

      Total current assets                             20,822,099                         -                   15,836,804

 Furniture and equipment, net                             702,242                   147,843                      850,085
 Investment in Softline Holdings, at equity                     -                                                      -
 Deferred tax asset                                             -                                                      -
 License rights, net of accumulated amortization       12,008,344                                             12,008,344
 Other Assets                                               9,726                                                  9,726
 Deferred Income                                                -                (1,397,938)                  (1,397,938)
 Goodwill on acquisition of subsidiary
  and assets - net of accumulated amortization          7,204,564                 1,540,853  A    4,926,744   13,672,161
                                                     -------------             -------------                -------------

                                                       40,746,975                   290,758                   40,979,182
                                                     =============             =============                =============

 LIABILITIES AND STOCKHOLDERS DEFICIT
 Current liabilities
      Lines of credit                                           -                                                      -
      Notes payable                                             -                                                      -
      Accounts payable and accrued expenses             3,946,348                                              3,946,348
      Income Taxes Payable                              2,040,493                         -               -    2,040,493
                                                     -------------             -------------                -------------

      Total current liabilities                         5,986,841                         -                    5,986,841
 Long-term liabilities                                    572,045                                                572,045
 Due to stockholders                                      136,695                                                136,695

 Stockholders deficit
      Preferred stock, $.0001 par value,
      5,000,000 shares authorized, none issued
      Common stock,$.0001 par value, 50,000,000
      authorized, 15,617,665  shares issued                                                                  -
      and outstanding                                       2,794                         -                        2,794
      Additional paid in capital                       31,869,065                         -                   31,869,065
      Retained Earnings (deficit)                       2,449,376                   290,740  A      (58,551)   2,681,565
 Cumulative translation adjustment                       (269,841)                       18                     (269,823)
                                                     -------------             -------------                -------------

      Total stockholders equity                        34,051,394                   290,758                   34,283,601
                                                     -------------             -------------                -------------

                                                       40,746,975                   290,758                   40,979,182
                                                     =============             =============                =============

      Proforma Adjustments:

 A    Excess of purchase price over Net Asset Value of acquired
        assets                                                        4,985,295
      Less:  accumulated amortization                                   (58,551)
                                                                   -------------
                                                                      4,926,744
                                                                   =============

 B    Cash expended to acquire Multisoft assets                      (4,985,295)
      (Gross purchase price less contract prepayments received)    =============